Exhibit 1





                NEW ORLEANS PUBLIC SERVICE INC.


                          $30,000,000
              General and Refunding Mortgage Bonds
                 8.67% Series due April 1, 2005



                     UNDERWRITING AGREEMENT



                                                   April 20, 1995


Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020


Ladies and Gentlemen:

          The undersigned, New Orleans Public Service Inc., a Louisiana corporation (the "Company"), proposes to issue and sell to you, as Underwriter, an aggregate of $30,000,000 principal amount of the Company's General and Refunding Mortgage Bonds, 8.67% Series due April 1, 2005 (the "Bonds"), as follows:

          SECTION 1. Purchase and Sale. On the basis of the representations and warranties herein contained, and subject to the terms and conditions herein set forth, the Company shall issue and sell to you, and you shall purchase from the Company, at the time and place herein specified, the Bonds at 99.35% of the principal amount of the Bonds plus accrued interest thereon from April 1, 1995, to the Closing Date (as defined herein).

          SECTION 2. Description of Bonds. The Bonds shall be issued under and pursuant to the Company's Mortgage and Deed of Trust, dated as of May 1, 1987 with Bank of Montreal Trust Company, as Corporate Trustee, and Mark F. McLaughlin (successor to Z. George Klodnicki), as Co-Trustee (the Co-Trustee, together with the Corporate Trustee, are hereinafter called the "Trustees"), as supplemented and as the same shall be further supplemented by the Fifth Supplemental Indenture, dated as of April 1, 1995 (the "Supplemental Indenture"). Said Mortgage and Deed of Trust, as supplemented and as the same shall be further supplemented by the Supplemental Indenture, is hereinafter referred to as the "Mortgage". The Bonds and the Supplemental Indenture shall have the terms and provisions described in the Prospectus hereinafter referred to, provided that subsequent to the date hereof and prior to the Closing Date the form of the Supplemental Indenture may be amended by mutual agreement between the Company and you.


          SECTION 3.  Representations and Warranties of the
Company.  The Company represents and warrants to you that:

          (a) The Company is duly organized and validly existing as a corporation in good standing under the laws of the State of Louisiana and has the necessary corporate power and authority to conduct the business which it is described in the Prospectus (hereinafter defined) as conducting and to own and operate the properties owned and operated by it in such business.

          (b) The Company has filed with the Securities and Exchange Commission (the "Commission") a Registration Statement (as defined below) on Form S-3 (File No. 33-57926) for the registration of $145,000,000 aggregate principal amount of the Company's General and Refunding Mortgage Bonds (the "General and Refunding Mortgage Bonds") under the Securities Act of 1933, as amended (the "Securities Act"), and the Registration Statement has become effective. The prospectus forming a part of the Registration Statement at the time the Registration Statement became effective, including all documents incorporated by reference therein at that time pursuant to Item 12 of Form S-3, is hereinafter referred to as the "Basic Prospectus". In the event that the Basic Prospectus shall have been amended, revised or supplemented (but excluding any amendments, revisions or supplements to the Basic Prospectus relating solely to General and Refunding Mortgage Bonds other than the Bonds) prior to the time of effectiveness of this Underwriting Agreement, and with respect to any documents filed by the Company pursuant to Section 13, 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), after the time the Registration Statement became effective and up to the time of effectiveness of this Underwriting Agreement (but excluding documents incorporated therein by reference relating solely to General and Refunding Mortgage Bonds other than the Bonds), which documents are deemed to be incorporated by reference in the Basic Prospectus, the term "Basic Prospectus" as used herein shall also mean such prospectus as so amended, revised or supplemented. The Registration Statement in the form in which it became effective and as it may have been amended by any amendment thereto included in the Basic Prospectus (including for these purposes as an amendment any document incorporated by reference in the Basic Prospectus), and the Basic Prospectus as it shall be supplemented to reflect the terms of offering and sale of the Bonds by a prospectus supplement (a "Prospectus Supplement") to be filed with, or transmitted for filing to, the Commission pursuant to Rule 424 under the Securities Act ("Rule 424"), are hereinafter referred to as the "Registration Statement" and the "Prospectus," respectively.

          (c) (i) After the time of effectiveness of this Underwriting Agreement and during the time specified in
     Section 6(d), the Company will not file any amendment to the Registration Statement (except any amendment relating solely to General and Refunding Mortgage Bonds other than the Bonds) or supplement to the Prospectus and (ii) between the time of effectiveness of this Underwriting Agreement and the Closing Date, the Company will not file any document that is to be incorporated by reference in, or any supplement (including the Prospectus Supplement) to, the Basic Prospectus, in either case, without prior notice to you and to Winthrop, Stimson, Putnam & Roberts ("Counsel for the Underwriter"), and (iii) within either of the time periods specified in clauses (i) or (ii), the Company will not file any such amendment or supplement to which said Counsel shall reasonably object on legal grounds in writing. For purposes of this Underwriting Agreement, any document that is filed with the Commission after the time of effectiveness of this Underwriting Agreement and incorporated by reference in the Prospectus (except documents incorporated by reference relating solely to General and Refunding Mortgage Bonds other than the Bonds) pursuant to Item 12 of Form S-3 shall be deemed a supplement to the Prospectus.

          (d) The Registration Statement, in the form in which it became effective, and the Mortgage, at such effective time, fully complied, and the Prospectus, when filed with, or transmitted for filing to, the Commission pursuant to Rule 424 and at the Closing Date (hereinafter defined), as it may then be amended or supplemented, will fully comply, in all material respects with the applicable provisions of the Securities Act, the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission thereunder or pursuant to said rules and regulations are or will be deemed to comply therewith. The documents incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3, on the date such documents were first filed with the Commission pursuant to the Exchange Act, fully complied or will fully comply in all material respects with the applicable provisions of the Exchange Act and the rules and regulations of the Commission thereunder or pursuant to said rules and regulations are or will be deemed to comply therewith. On the later of (i) the date the Registration Statement was declared effective by the Commission under the Securities Act or (ii) the date that the Company's most recent Annual Report on Form 10-K was filed with the Commission under the Exchange Act (the date described in either clause (i) or (ii) is hereinafter referred to as the "Effective Date"), the Registration Statement did not, and on the date that any post-effective amendment to the Registration Statement became or becomes effective (but excluding any post-effective amendment relating solely to General and Refunding Mortgage Bonds other than the Bonds), the Registration Statement, as amended by any such post-effective amendment, did not or will not, as the case may be, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the time the Prospectus is filed with, or transmitted for filing to, the Commission pursuant to Rule 424 and at the Closing Date, the Prospectus as it may be amended or supplemented will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading, and on said dates and at such times the documents then incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3, when read together with the Prospectus, or the Prospectus as it may then be amended or supplemented, will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading. The foregoing representations and warranties in this paragraph (c) shall not apply to statements or omissions made in reliance upon and in conformity with written information furnished to the Company by you or on your behalf specifically for use in connection with the preparation of the Registration Statement or the Prospectus, as they may be amended or supplemented, or to any statements in, or omissions from, the statements of eligibility, as either may be amended, under the Trust Indenture Act, of the Trustees under the Mortgage.

          (d) The issuance and sale of the Bonds and the fulfillment of the terms of this Underwriting Agreement will not result in a breach of any term or provision of, or constitute a default under, the Mortgage or any other financing agreement or instrument to which the Company is now a party.

          (e) Except as set forth or contemplated in the Prospectus as it may be amended or supplemented, the Company possesses adequate franchises, licenses, permits, and other rights to conduct its business and operations as now conducted, without any known conflicts with the rights of others which could have a material adverse effect on the Company.


          SECTION 4. Offering. The Company is advised by you that you propose to make a public offering of the Bonds as soon after the time of effectiveness of this Underwriting Agreement as in your judgment is advisable. The Company is further advised by you that the Bonds will be offered to the public at the initial public offering price specified in the Prospectus Supplement plus accrued interest thereon from April 1, 1995 to the Closing Date.


          SECTION 5. Time and Place of Closing. Delivery of the Bonds and payment of the purchase price therefor by wire transfer of immediately available funds shall be made at the offices of Reid & Priest LLP, 40 West 57th Street, New York, New York, at 10:00 A.M., New York time, on April 27, 1995, or at such other time on the same or such other day as shall be agreed upon by the Company and you. The hour and date of such delivery and payment are herein called the "Closing Date".

          The Bonds shall be delivered to you in book-entry form through the facilities of The Depository Trust Company in New York, New York. The certificates for the Bonds shall be in the form of one or more typewritten bonds in fully registered form, in the aggregate principal amount of the Bonds, and registered in the name of Cede & Co., as nominee of The Depository Trust Company. The Company agrees to make the Bonds available to you for checking not later than 2:30 P.M., New York time, on the last business day preceding the Closing Date at such place as may be agreed upon between you and the Company, or at such other time and/or date as may be agreed upon between you and the Company.


          SECTION 6.  Covenants of the Company.  The Company
covenants and agrees with you that:

          (a) Not later than the Closing Date, the Company will deliver to you a copy of the Registration Statement, as originally filed with the Commission, and of all amendments thereto relating to the Bonds, certified by an officer of the Company to be in the form filed.

          (b) The Company will deliver to you as many copies of the Prospectus (and any amendments or supplements thereto) as you may reasonably request.

          (c) The Company will cause the Prospectus to be filed with, or transmitted for filing to, the Commission pursuant to and in compliance with Rule 424(b) and will advise you promptly of the issuance of any stop order under the Securities Act with respect to the Registration Statement or the institution of any proceedings therefor of which the Company shall have received notice. The Company will use its best efforts to prevent the issuance of any such stop order and to secure the prompt removal thereof if issued.

          (d) During such period of time after this Underwriting Agreement shall have become effective as you are required by law to deliver a prospectus, if any event relating to or affecting the Company, or of which the Company shall be advised by you in writing, shall occur which in the Company's opinion should be set forth in a supplement or amendment to the Prospectus in order to make the Prospectus not misleading in the light of the circumstances when it is delivered to a purchaser of the Bonds, the Company will amend or supplement, or cause to be amended or supplemented, the Prospectus by either (i) preparing and filing with the Commission and furnishing to you a reasonable number of copies of a supplement or supplements or an amendment or amendments to the Prospectus, or (ii) making an appropriate filing pursuant to Section 13, 14 or 15(d) of the Exchange Act, which will supplement or amend the Prospectus, so that, as supplemented or amended, it will not include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading. Unless such event relates solely to your activities (in which case you shall assume the expense of preparing any such amendment or supplement), the expenses of complying with this Section 6(d) shall be borne by the Company until the expiration of nine months from the date of the Prospectus, and such expenses shall be borne by you thereafter.

          (e) The Company will make generally available to its security holders, as soon as practicable, an earning statement (which need not be audited) covering a period of at least twelve months beginning after the "effective date of the registration statement" within the meaning of Rule 158 under the Securities Act, which earning statement shall be in such form, and be made generally available to security holders in such a manner, so as to meet the requirements of the last paragraph of Section 11(a) of the Securities Act and Rule 158 promulgated under the Securities Act.

          (f) At any time within six months of the date hereof, the Company will furnish such proper information as may be lawfully required and otherwise will cooperate in qualifying the Bonds for offer and sale under the "blue sky" laws of such jurisdictions as you may reasonably designate, provided that the Company shall not be required to qualify as a foreign corporation or dealer in securities, to file any consents to service of process under the laws of any jurisdiction, or to meet any other requirements deemed by it to be unduly burdensome.

          (g) The Company will, except as herein provided, pay or cause to be paid all expenses and taxes (except transfer taxes) in connection with (i) the preparation and filing of the Registration Statement and any post-effective amendments thereto, (ii) the printing, issuance and delivery of the Bonds and the preparation, execution, printing and recordation of the Supplemental Indenture, (iii) legal fees and expenses relating to the qualification of the Bonds under the "blue sky" laws of various jurisdictions and the determination of the eligibility of the Bonds for investment under the laws of various jurisdictions in an amount not to exceed $3,500, (iv) the printing and delivery to you of reasonable quantities of copies of the Registration Statement, the Preliminary (and any Supplemental) Blue Sky Survey and the Prospectus and any amendment or supplement thereto, except as otherwise provided in paragraph (d) of this Section 6, (v) fees of the rating agencies in connection with the rating of the Bonds, and (vi) fees (if any) of the National Association of Securities Dealers, Inc. in connection with its review of the terms of the offering. Except as provided above, the Company shall not be required to pay any amount for any of your expenses, except that, if this Underwriting Agreement shall be terminated in accordance with the provisions of Section 7, 8 or 11, the Company will reimburse you for (i) the fees and expenses of Counsel for the Underwriter, whose fees and expenses you agree to pay in any other event, and (ii) reasonable out-of-pocket expenses, in an amount not exceeding in the aggregate $15,000, incurred in contemplation of the performance of this Underwriting Agreement. The Company shall not in any event be liable to you for damages on account of loss of anticipated profits.

          (h) The Company will not sell any additional General and Refunding Mortgage Bonds without your consent until the earlier to occur of (i) the Closing Date or (ii) the date of the termination of the fixed price offering restrictions applicable to you. You agree to notify the Company of such termination if it occurs prior to the Closing Date.

          (i) As soon as practicable after the Closing Date, the Company will make all recordings, registrations and filings necessary to perfect and preserve the lien of the Mortgage and the rights under the Supplemental Indenture, and the Company will use its best efforts to cause to be furnished to you a supplemental opinion of counsel for the Company, addressed to you, stating that all such recordings, registrations and filings have been made.


          SECTION 7. Conditions of Underwriter's Obligations. Your obligations to purchase and pay for the Bonds shall be subject to the accuracy on the date hereof and on the Closing Date of the representations and warranties made herein on the part of the Company and of any certificates furnished by the Company and to the following conditions:

          (a) The Prospectus shall have been filed with, or transmitted for filing to, the Commission pursuant to Rule 424(b) prior to 5:30 P.M., New York time, on the second business day following the date of this Underwriting Agreement, or such other time and date as may be agreed upon by the Company and you.

          (b) No stop order suspending the effectiveness of the Registration Statement shall be in effect at or prior to the Closing Date; no proceedings for such purpose shall be pending before, or, to your knowledge or the knowledge of the Company, threatened by, the Commission on the Closing Date; and you shall have received a certificate of the Company, dated the Closing Date and signed by the President or a Vice President of the Company, to the effect that no such stop order has been or is in effect and that no proceedings for such purpose are pending before, or, to the knowledge of the Company, threatened by, the Commission.

          (c) Prior to 6:00 P.M., New York time, on the second business day after the effective date of the Underwriting Agreement, or at such later time and date as may be approved by you, there shall have been issued, and at the Closing Date there shall be in full force and effect, a resolution or resolutions of the Council of the City of New Orleans, Louisiana, authorizing the issuance and sale of the Bonds.

          (d) At the Closing Date, you shall have received from Monroe & Lemann (A Professional Corporation) and Reid & Priest LLP, each counsel to the Company, opinions, dated the Closing Date, substantially in the forms set forth in Exhibits A and B hereto, respectively, (i) with such changes therein as may be agreed upon by the Company and you with the approval of Counsel for the Underwriter, and (ii) if the Prospectus shall be supplemented after being furnished to you for use in offering the Bonds, with changes therein to reflect such supplementation.

          (e) At the Closing Date, you shall have received from Counsel for the Underwriter, an opinion, dated the Closing Date, substantially in the form set forth in Exhibit C hereto, with such changes therein as may be necessary to reflect any supplementation of the Prospectus prior to the Closing Date.

          (f) On or prior to the effective date of this Underwriting Agreement, you shall have received from Coopers & Lybrand L.L.P., the Company's independent certified public accountants (the "Accountants"), a letter dated the date hereof and addressed to you to the effect that (i) they are independent certified public accountants with respect to the Company, within the meaning of the Securities Act and the applicable published rules and regulations thereunder; (ii) in their opinion, the financial statements and financial statement schedules audited by them and included or incorporated by reference in the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Exchange Act, and the related published rules and regulations thereunder;
     (iii) on the basis of performing the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in SAS No. 71, Interim Financial Information, on the latest unaudited financial statements, if any, included or incorporated by reference in the Prospectus, a reading of the latest available interim unaudited financial statements of the Company, the minutes of the meetings of the Board of Directors of the Company, the Executive Committee thereof, and the stockholder(s) of the Company, since December 31, 1994 to a specified date not more than five days prior to the date of such letter or letters, and inquiries of officers of the Company who have responsibility for financial and accounting matters (it being understood that the foregoing procedures do not constitute an examination made in accordance with generally accepted auditing standards and that they would not necessarily reveal matters of significance with respect to the comments made in such letter and, accordingly, that the Accountants make no representations as to the sufficiency of such procedures for your purposes), nothing has come to their attention which caused them to believe that, to the extent applicable, (A) unaudited financial statements of the Company included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the related published rules and regulations thereunder; (B) any material modifications should be made to said unaudited financial statements for them to be in conformity with generally accepted accounting principles; and (C) at a specified date not more than five business days prior to the date of the letter, there was any change in the capital stock or long-term debt of the Company, or decrease in its net assets, in each case as compared with amounts shown in the most recent balance sheet incorporated by reference in the Prospectus, except in all instances for changes or decreases which the Prospectus discloses have occurred or may occur, for declarations of dividends, for the repayment or redemption of long-term debt, for the amortization of premium or discount on long-term debt, for the redemption or purchase of preferred stock for sinking fund purposes, for any increases in long-term debt in respect of previously issued pollution control, solid waste disposal or industrial development revenue bonds, or for changes or decreases as set forth in such letter, identifying the same and specifying the amount thereof; and (iv) stating that they have compared specific dollar amounts, percentages of revenues and earnings and other financial information pertaining to the Company set forth in the Prospectus and specified in Exhibit D hereto to the extent that such amounts, numbers, percentages and information may be derived from the general accounting records of the Company, and excluding any questions requiring an interpretation by legal counsel, with the results obtained from the application of specified readings, inquiries and other appropriate procedures (which procedures do not constitute an examination in accordance with generally accepted auditing standards) set forth in the letter, and found them to be in agreement.

          (g) At the Closing Date, you shall have received a certificate of the Company, dated the Closing Date and signed by the President or a Vice President of the Company, to the effect that (i) the representations and warranties of the Company contained herein are true and correct, (ii) the Company has performed and complied with all agreements and conditions in this Underwriting Agreement to be performed or complied with by the Company at or prior to the Closing Date, and (iii) since the most recent date as of which information is given in the Prospectus, as it may be amended or supplemented, there has not been any material adverse change in the business, property or financial condition of the Company, and there has not been any material transaction entered into by the Company, other than transactions in the ordinary course of business, in each case other than as referred to in, or contemplated by, such Prospectus, as it may be amended or supplemented.

          (h) At the Closing Date, you shall have received duly executed counterparts of the Supplemental Indenture.

          (i) At the Closing Date, you shall have received from the Accountants a letter, dated the Closing Date, confirming, as of a date not more than five business days prior to the Closing Date, the statements contained in the letter delivered pursuant to Section 7(f) hereof.

          (j) At the Closing Date, you shall have received from Deloitte & Touche LLP a letter, dated the Closing Date, with respect to certain financial information contained in the Prospectus, as mutually agreed to by you and the Company.

          (k) Between the date hereof and the Closing Date, no Default (or an event which, with the giving of notice or the passage of time or both, would constitute a Default) under the Mortgage shall have occurred.

          (l) Between the date hereof and the Closing Date, neither Moody's Investors Service, Inc. nor Standard and Poor's Ratings Group shall have lowered its rating of the Company's outstanding General and Refunding Mortgage Bonds or First Mortgage Bonds in any respect.

          (m) Between the date hereof and the Closing Date, no other event shall have occurred with respect to or otherwise affecting the Company, which, in your reasonable opinion, materially impairs the investment quality of the Bonds.

          (n) All legal matters in connection with the issuance and sale of the Bonds shall be satisfactory in form and substance to Counsel for the Underwriter.

          (o) The Company will furnish you with additional conformed copies of such opinions, certificates, letters and documents as you may reasonably request.

          If any of the conditions specified in this Section shall not have been fulfilled, this Underwriting Agreement may be terminated by you upon notice thereof to the Company. Any such termination shall be without liability of any party to any other party, except as otherwise provided in paragraph (g) of Section 6 and in Section 10.


          SECTION 8.  Conditions of the Company's Obligations.
The obligations of the Company hereunder shall be subject to the following conditions:

          (a) The Prospectus shall have been filed with, or transmitted for filing to, the Commission pursuant to Rule 424(b) prior to 5:30 P.M., New York time, on the second business day following the date of this Underwriting Agreement, or such other time and date determined by the Company and approved by you.

          (b) No stop order suspending the effectiveness of the Registration Statement shall be in effect at or prior to the Closing Date, and no proceedings for that purpose shall be pending before, or threatened by, the Commission on the Closing Date.

          (c) Prior to 6:00 P.M., New York time, on the second business day after the effective date of the Underwriting Agreement, or at such later time and date as may be approved by you, there shall have been issued, and at the Closing Date there shall be in full force and effect, a resolution or resolutions of the Council of the City of New Orleans, Louisiana, authorizing the issuance and sale of the Bonds.

          In case any of the conditions specified in this Section shall not have been fulfilled, this Underwriting Agreement may be terminated by the Company upon notice thereof to you, provided that, in the case of paragraph (a) above, the Company shall have used its best efforts to comply with the requirements of Rule 424(b). Any such termination shall be without liability of any party to any other party, except as otherwise provided in paragraph (g) of Section 6 and in Section 10.

          SECTION 9.  Indemnification.

          (a) The Company shall indemnify, defend and hold harmless you and each person who controls you within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages or liabilities, joint or several, to which you or any of them may become subject under the Securities Act or any other statute or common law and shall reimburse you and any such controlling person for any legal or other expenses (including, to the extent hereinafter provided, reasonable counsel fees) incurred by them in connection with investigating any such losses, claims, damages or liabilities or in connection with defending any actions, insofar as such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, as amended or supplemented, or the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, or upon an untrue statement or alleged untrue statement of a material fact contained in the Basic Prospectus (if used prior to the date the Prospectus is filed with, or transmitted for filing to, the Commission pursuant to Rule 424), or the Prospectus, as amended or supplemented (if any amendments or supplements thereto shall have been made), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the indemnity agreement contained in this paragraph shall not apply to any such losses, claims, damages, liabilities, expenses or actions arising out of, or based upon, any such untrue statement or alleged untrue statement, or any such omission or alleged omission, if such statement or omission was made in reliance upon and in conformity with information furnished herein or in writing to the Company by you specifically for use in connection with the preparation of the Basic Prospectus (if used prior to the date the Prospectus is filed with, or transmitted for filing to, the Commission pursuant to Rule 424) or the Registration Statement or the Prospectus or any amendment or supplement to any thereof or arising out of, or based upon, statements in or omissions from that part of the Registration Statement which shall constitute the statements of eligibility under the Trust Indenture Act of the Trustees; and provided further, that the indemnity agreement contained in this subsection shall not inure to your benefit or to the benefit of any person controlling you on account of any such losses, claims, damages, liabilities, expenses or actions arising from the sale of Bonds to any person in respect of the Basic Prospectus or the Prospectus, as supplemented or amended furnished by you to a person to whom any of the Bonds were sold (excluding in both cases, however, any document then incorporated or deemed incorporated by reference therein pursuant to Item 12 of Form S-
3), insofar as such indemnity relates to any untrue or misleading statement or omission made in the Basic Prospectus or the Prospectus but eliminated or remedied prior to the consummation of such sale in the Prospectus, or any amendment or supplement thereto furnished pursuant to Section 6(d) hereof, respectively, unless a copy of the Prospectus (in the case of such a statement or omission made in the Basic Prospectus) or such amendment or supplement (in the case of such a statement or omission made in the Prospectus) (excluding, however, any amendment or supplement to the Basic Prospectus relating to any General and Refunding Mortgage Bonds other than the Bonds and any document incorporated or deemed incorporated by reference in the Prospectus or such amendment or supplement) is furnished by you to such person (i) with or prior to the written confirmation of the sale involved or
(ii) as soon as available after such written confirmation.

          (b) You shall indemnify, defend and hold harmless the Company, its directors and officers and each person who controls any of the foregoing within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act, from and against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act or any other statute or common law and shall reimburse each of them for any legal or other expenses (including, to the extent hereinafter provided, reasonable counsel fees) incurred by them in connection with investigating any such losses, claims, damages or liabilities or in connection with defending any action, insofar as such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, as amended or supplemented, or the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, or upon an untrue statement or alleged untrue statement of a material fact contained in, the Basic Prospectus (if used prior to the date the Prospectus is filed with, or transmitted for filing to, the Commission pursuant to Rule 424(b)), or the Prospectus, as amended or supplemented (if any amendments or supplements thereto shall have been furnished), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case, if (but only if) such statement or omission was made in reliance upon and in conformity with information furnished herein or in writing to the Company by you specifically for use in connection with the preparation of the Basic Prospectus (if used prior to the date the Prospectus is filed with, or transmitted for filing to, the Commission pursuant to Rule 424(b)) or of the Registration Statement or the Prospectus or any amendment or supplement thereto.

          (c) In case any action shall be brought, based upon the Registration Statement, the Basic Prospectus or the Prospectus (including amendments or supplements thereto), against any party or parties in respect of which indemnity may be sought pursuant to any of the preceding paragraphs, such party or parties (hereinafter called the indemnified party) shall promptly notify the party or parties against whom indemnity shall be sought hereunder (hereinafter called the indemnifying party) in writing, and the indemnifying party shall have the right to participate at its own expense in the defense or, if it so elects, to assume (in conjunction with any other indemnifying party) the defense thereof, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all fees and expenses. If the indemnifying party shall elect not to assume the defense of any such action, the indemnifying party shall reimburse the indemnified party for the reasonable fees and expenses of any counsel retained by such indemnified party. Such indemnified party shall have the right to employ separate counsel in any such action in which the defense has been assumed by the indemnifying party and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of counsel has been specifically authorized by the indemnifying party or (ii) the named parties to any such action (including any impleaded parties) include each of such indemnified party and the indemnifying party and such indemnified party shall have been advised by such counsel that a conflict of interest between the indemnifying party and such indemnified party may arise and for this reason it is not desirable for the same counsel to represent both the indemnifying party and the indemnified party (it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for such indemnified party (plus any local counsel retained by such indemnified party in its reasonable judgment). The indemnified party shall be reimbursed for all such fees and expenses as they are incurred. The indemnifying party shall not be liable for any settlement of any such action effected without its consent, but if any such action is settled with the consent of the indemnifying party or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless the indemnified party from and against any loss or liability by reason of such settlement or judgment.

          (d) If the indemnification provided for under subsections (a), (b) or (c) in this Section 9 is unavailable to an indemnified party in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and you from the offering of the Bonds or
(ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause
(i) above but also the relative fault of the Company on the one hand and of you on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and you on the other shall be deemed to be in the same proportion as the total proceeds from the offering (after deducting underwriting discounts and commissions but before deducting expenses) to the Company bear to the total underwriting discounts and commissions received by you, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company on the one hand and of you on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by you and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          The Company and you agree that it would not be just and equitable if contribution pursuant to this Section 9(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable to an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9(d), you shall not be required to contribute any amount in excess of the amount by which the total price at which the Bonds underwritten by you and distributed to the public were offered to the public exceeds the amount of any damages which you have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          SECTION 10. Survival of Certain Representations and Obligations. Any other provision of this Underwriting Agreement to the contrary notwithstanding, (a) the indemnity and contribution agreements contained in Section 9 of, and the representations and warranties and other agreements of the Company contained in, this Underwriting Agreement shall remain operative and in full force and effect regardless of (i) any investigation made by or on your behalf or by or on behalf of the Company or its directors or officers, or any of the other persons referred to in Section 9 hereof and (ii) acceptance of and payment for the Bonds and (b) the indemnity and contribution agreements contained in Section 9 shall remain operative and in full force and effect regardless of any termination of this Underwriting Agreement.


          SECTION 11. Termination. This Underwriting Agreement shall be subject to termination by notice given by written notice from you to the Company, if (a) after the execution and delivery of this Underwriting Agreement and prior to the Closing Date (i) trading generally shall have been suspended on the New York Stock Exchange by The New York Stock Exchange, Inc., the Commission or other governmental authority, (ii) minimum or maximum ranges for prices shall have been generally established on the New York Stock Exchange by The New York Stock Exchange, Inc., the Commission or other governmental authority, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities, or (iv) there shall have occurred any material outbreak or escalation of hostilities or any calamity or crisis that, in your judgment, is material and adverse and (b) in the case of any of the events specified in clauses (a) (i) through
(iv), such event singly or together with any other such event makes it, in your reasonable judgment, impracticable to market the Bonds. This Underwriting Agreement shall also be subject to termination, upon notice by you as provided above, if, in your judgment, the subject matter of any amendment or supplement (prepared by the Company) to the Prospectus (except for information relating solely to the manner of public offering of the Bonds or to your activity or to the terms of any series of General and Refunding Mortgage Bonds not included in the Bonds) filed or issued after the effectiveness of this Underwriting Agreement by the Company shall have materially impaired the marketability of the Bonds. Any termination hereof, pursuant to this Section 11, shall be without liability of any party to any other party, except as otherwise provided in paragraph (g) of
Section 6 and in Section 10.


          SECTION 12. Miscellaneous. THIS UNDERWRITING AGREEMENT SHALL BE A NEW YORK CONTRACT AND ITS VALIDITY AND INTERPRETATION SHALL BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. This Underwriting Agreement may be executed in any number of separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which, taken together, shall constitute but one and the same agreement. This Underwriting Agreement shall become effective at the time a fully-executed copy thereof is delivered to the Company and to you. This Underwriting Agreement shall inure to the benefit of each of the Company, you and, with respect to the provisions of
Section 9, each director, officer and other persons referred to in Section 9, and their respective successors. Should any part of this Underwriting Agreement for any reason be declared invalid, such declaration shall not affect the validity of any remaining portion, which remaining portion shall remain in full force and effect as if this Underwriting Agreement had been executed with the invalid portion thereof eliminated. Nothing herein is intended or shall be construed to give to any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of any provision in this Underwriting Agreement. The term "successor" as used in this Underwriting Agreement shall not include any purchaser, as such purchaser, of any Bonds from you.

          SECTION 13. Notices. All communications hereunder shall be in writing and, if to you, shall be mailed or delivered to you to the attention of your General Counsel at the address set forth at the beginning of this Underwriting Agreement or, if to the Company, shall be mailed or delivered to it at 639 Loyola Avenue, New Orleans, Louisiana 70113, Attention: Treasurer.

                         Very truly yours,

                         NEW ORLEANS PUBLIC SERVICE INC.


                         By:/s/ Lee W. Randall
                            Name: Lee W. Randall
                            Title: Vice President




Accepted as of the date first above written:



MORGAN STANLEY & CO. INCORPORATED


By:/s/ Bradford Hart
   Name: Bradford Hart
   Title: Vice President

                                                        EXHIBIT A






                [Letterhead of Monroe & Lemann]



                                                   April __, 1995



Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020


Ladies and Gentlemen:

          We are counsel for New Orleans Public Service Inc. (the "Company") and have acted in that capacity in connection with the issuance and sale by the Company to you, pursuant to the agreement effective April __, 1995 (the "Underwriting Agreement"), between the Company and you, of $30,000,000 in aggregate principal amount of its General and Refunding Mortgage Bonds, ____% Series due April 1, 2005 (the "Bonds"), issued pursuant to the Company's Mortgage and Deed of Trust, dated as of May 1, 1987, as heretofore amended and supplemented by all indentures amendatory thereof and supplemental thereto, including the Fifth Supplemental Indenture (the "Supplemental Indenture") dated as of April 1, 1995 (the Mortgage and Deed of Trust as so amended and supplemented being hereinafter referred to as the "Mortgage"). This opinion is rendered to you at the request of the Company.

          We are familiar with the organization of the Company, the Restatement of Articles of Incorporation and By-Laws of the Company, both as amended, and the records of various corporate and other proceedings relating to the authorization, issuance and sale of the Bonds. We have participated in the preparation of or have examined and are familiar with (a) the Mortgage; (b) the Underwriting Agreement; (c) the Registration Statement and the Prospectus filed under the Securities Act; and (d) the application or applications made to the Council of the City of New Orleans, Louisiana, in connection with the issuance and sale of the Bonds (the "Application").

          We have examined the order of the Commission (or appropriate evidence thereof) relating to the effectiveness of the Registration Statement, the qualification of the Mortgage under the Trust Indenture Act and the Application. We have also examined such other documents and satisfied ourselves as to such other matters as we have deemed necessary in order to render this opinion. In such examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, and the conformity to the originals of the documents submitted to us as certified or photostatic copies. We have not examined the Bonds, except a specimen thereof, and we have relied upon a certificate of Bank of Montreal Trust Company as to the authentication and delivery thereof. Capitalized terms used herein and not otherwise defined have the meanings ascribed to such terms in the Underwriting Agreement.

          Upon the basis of our familiarity with the foregoing and with the Company's properties and affairs generally, and subject to the foregoing and to the further exceptions and qualifications set forth below, we are of the opinion that:

               (1) The Company is a corporation duly organized and validly existing under the laws of the State of Louisiana.

               (2)  The Company is duly authorized by its
     Restatement of Articles of Incorporation, as amended, to conduct the utility business which it is described in the Prospectus as conducting, and possesses adequate, valid and subsisting franchises, certificates of public convenience and necessity, licenses and permits in order to, and is duly qualified to, conduct such business in the State of Louisiana.

               (3) The Company has good and sufficient title to the properties described as owned by it in and as subject to the lien of the Mortgage (except properties released under the terms of the Mortgage), subject only to Excepted Encumbrances as defined in the Mortgage and to minor defects and encumbrances customarily found in properties of like size and character that do not materially impair the use of such properties by the Company. The description of such properties set forth in the Mortgage is adequate to constitute the Mortgage as a lien thereon; subject to paragraph (4) hereof, the Mortgage, subject only to such minor defects and Excepted Encumbrances, constitutes a valid and direct lien upon said properties, which include substantially all of the permanent physical properties and franchises of the Company (other than those expressly excepted). All permanent physical properties and franchises (other than those expressly excepted) acquired by the Company after the date of the Supplemental Indenture will, upon such acquisition, become subject to the lien of the Mortgage, subject, however, to such Excepted Encumbrances and to liens, if any, existing or placed thereon at the time of the acquisition thereof by the Company and except as limited by bankruptcy law.

               (4)  It will be necessary to record the
     Supplemental Indenture in Orleans and St. Bernard Parishes in Louisiana and to file with the Recorder of Mortgages for the Parish of Orleans, Louisiana, a Louisiana Form UCC-3 amending UCC File No. 36-72304 to include the Supplemental Indenture before the liens created by the Supplemental Indenture become effective as to and enforceable against third parties. However, all permanent physical properties and franchises of the Company (other than those expressly excepted in the Mortgage) presently owned by the Company are subject to the lien of the Mortgage, subject to minor defects and Excepted Encumbrances of the character referred to in paragraph (3) hereof.

               (5)  The Mortgage has been duly and validly
     authorized by all necessary corporate action on the part of the Company, has been duly and validly executed and delivered by the Company, is a legal, valid and binding instrument enforceable against the Company in accordance with its terms, except (i) as the same may be limited by the laws of the State of Louisiana, where the property covered thereby is located, affecting the remedies for the enforcement of the security provided for therein, which laws do not, in our opinion, make inadequate remedies necessary for the realization of the benefits of such security, and (ii) as the same may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws affecting enforcement of mortgagees' and other creditors' rights and general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and is qualified under the Trust Indenture Act, and no proceedings to suspend such qualification have been instituted or, to our knowledge, threatened by the Commission.

               (6)  The Bonds are legal, valid and binding
     obligations of the Company enforceable in accordance with their terms, except as limited by bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws affecting enforcement of mortgagees' and other creditors' rights and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and are entitled to the benefit of the security afforded by the Mortgage.

               (7) The statements made in the Prospectus and the Prospectus Supplement under the captions "Description of the New G&R Bonds" and "Description of the New Bonds," respectively, insofar as they purport to constitute summaries of the documents referred to therein, or of the benefits purported to be afforded by such documents (including, without limitation, the lien of the Mortgage), constitute accurate summaries of the terms of such documents and of such benefits in all material respects.

               (8) The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

               (9) Except as to the financial statements and other financial or statistical data included or incorporated by reference therein, upon which we do not pass, the Registration Statement, at the time it became effective, and the Prospectus, at the time first filed with the Commission pursuant to Rule 424 under the Securities Act, complied as to form in all material respects with the applicable requirements of the Securities Act and (except with respect to the parts of the Registration Statement that constitute the statements of eligibility of the Trustees, upon which we are not passing) the Trust Indenture Act, and the applicable instructions, rules and regulations of the Commission thereunder or pursuant to said instructions, rules and regulations are deemed to comply therewith; and, with respect to the documents or portions thereof filed with the Commission pursuant to the Exchange Act, and incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3, such documents or portions thereof, on the date first filed with the Commission, complied as to form in all material respects with the applicable provisions of the Exchange Act, and the applicable instructions, rules and regulations of the Commission thereunder or pursuant to said instructions, rules and regulations are deemed to comply therewith; the Registration Statement has become and is effective under the Securities Act; and, to the best of our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for a stop order with respect thereto are pending or threatened under
     Section 8(d) of the Securities Act.

               (10) An appropriate resolution or resolutions have been entered by the Council of the City of New Orleans, Louisiana, authorizing the issuance and sale of the Bonds; to the best of our knowledge, said resolution or resolutions are in full force and effect and are not subject to any pending appeal or request for rehearing or reconsideration; such resolution or resolutions are sufficient to authorize the issuance and sale of the Bonds by the Company pursuant to the Underwriting Agreement; and no further approval, authorization, consent or other order of any governmental body (other than in connection or compliance with the provisions of the securities or "blue sky" laws of any jurisdiction) is legally required to permit the issuance and sale of the Bonds by the Company pursuant to the Underwriting Agreement.

               (11) The issuance and sale by the Company of the Bonds and the execution, delivery and performance by the Company of the Underwriting Agreement and the Mortgage (a) will not violate any provision of the Company's Restatement of Articles of Incorporation or By-laws, each as amended,
     (b) will not violate any provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance on or security interest in (except as contemplated by the Mortgage) any of the assets of the Company pursuant to the provisions of, any mortgage, indenture, contract, agreement or other undertaking known to us (having made due inquiry with respect thereto) to which the Company is a party or which purports to be binding upon the Company or upon any of its assets, and (c) will not violate any provision of any Louisiana law or regulation applicable to the Company (other than the Louisiana securities or "blue sky" laws, upon which we are not passing) or, to the best of our knowledge (having made due inquiry with respect thereto), any provision of any order, writ, judgment or decree of any governmental instrumentality applicable to the Company.

          In passing upon the forms of the Registration Statement and the Prospectus, we necessarily assume the correctness, completeness and fairness of the statements made by the Company and information included or incorporated by reference in the Registration Statement and the Prospectus and take no responsibility therefor, except insofar as such statements relate to us and as set forth in Paragraph 7 above. In connection with the preparation by the Company of the Registration Statement and the Prospectus, we have had discussions with certain of the Company's officers and representatives, with other counsel for the Company, with the independent certified public accountants of the Company who audited or reviewed the financial statements included or incorporated by reference in the Registration Statement, and with your representatives. Our review of the Registration Statement and the Prospectus and our discussions did not disclose to us any information which gives us reason to believe that the Registration Statement, at the Effective Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, at the time first filed with the Commission pursuant to Rule 424 under the Securities Act and at the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. We do not express any belief as to the financial statements or other financial or statistical data included or incorporated by reference in the Registration Statement or the Prospectus, as to the parts of the Registration Statement that constitute the statements of eligibility of the Trustees or as to the information contained in the Prospectus Supplement under the caption "Description of the New Bonds - Book-Entry G&R Bonds".

          We have examined the portions of the information contained in the Registration Statement that are stated therein to have been made on our authority, and we believe such information to be correct. We have also examined the opinions of even date herewith rendered to you by Reid & Priest LLP and Winthrop, Stimson, Putnam & Roberts, and we concur in the conclusions expressed therein insofar as they involve questions of Louisiana law.

          We are members of the Louisiana Bar and do not hold ourselves out as experts on the laws of any other state. As to all matters of New York law, we have relied, with your approval, upon the opinion of even date herewith addressed to you by Reid & Priest LLP of New York, New York.

          The opinion set forth above is solely for the benefit of the addressee of this letter in connection with the Underwriting Agreement and the transactions contemplated thereunder, it is not being delivered for the benefit of, nor may it be relied upon by, the holders of the Bonds, and it may not be relied upon in any manner by any other person or for any other purpose, without our prior written consent, except that Reid & Priest LLP and Winthrop, Stimson, Putnam & Roberts may rely on this opinion as to all matters of Louisiana law in rendering their opinions required to be delivered under the Underwriting Agreement.


                              Very truly yours,


                              MONROE & LEMANN

                                                        EXHIBIT B




               [Letterhead of Reid & Priest LLP]



                                                   April __, 1995


Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020


Ladies and Gentlemen:

          With reference to the issuance and sale by New Orleans Public Service Inc. (the "Company") to you, pursuant to the agreement effective April __, 1995 (the "Underwriting Agreement"), between the Company and you, of $30,000,000 in aggregate principal amount of its General and Refunding Mortgage Bonds, ____% Series due April 1, 2005 (the "Bonds"), issued under the Company's Mortgage and Deed of Trust, dated as of May 1, 1987, as heretofore amended and supplemented by all indentures amendatory thereof and supplemental thereto, including the Fifth Supplemental Indenture dated as of April 1, 1995 (the Mortgage and Deed of Trust as so supplemented being hereinafter called the "Mortgage"), we advise you that we are of counsel to the Company and in that capacity have participated in the preparation of or have examined and are familiar with (1) the Mortgage; (2) the Registration Statement and the Prospectus filed under the Securities Act; and (3) the Underwriting Agreement. This opinion is rendered to you at the request of the Company.

          We have participated in the preparation of or reviewed the corporate proceedings with respect to the issuance and sale of the Bonds. We have also examined such other documents and satisfied ourselves as to such other matters as we have deemed necessary to enable us to render this opinion. In such examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, and the conformity to originals of the documents submitted to us as certified or photostatic copies. We have not examined the Bonds, except a specimen thereof, and we have relied upon a certificate of Bank of Montreal Trust Company as to the authentication and delivery thereof. Capitalized terms used herein and not otherwise defined have the meanings ascribed to such terms in the Underwriting Agreement.

          Based upon the foregoing, and subject to the foregoing and to the further exceptions and qualifications set forth below, we are of the opinion that:

          (1) The Mortgage has been duly and validly authorized by all necessary corporate action on the part of the Company, has been duly and validly executed and delivered by the Company, is a legal, valid and binding instrument enforceable against the Company in accordance with its terms, except (i) as the same may be limited by the laws of the State of Louisiana, where the property covered thereby is located, affecting the remedies for the enforcement of the security provided for therein, and (ii) as the same may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws affecting enforcement of mortgagees' and other creditors' rights and general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and is qualified under the Trust Indenture Act, and no proceedings to suspend such qualification have been instituted or, to our knowledge, threatened by the Commission.

          (2) The Bonds are legal, valid and binding obligations of the Company enforceable in accordance with their terms, except as limited by bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws affecting enforcement of mortgagees' and other creditors' rights and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law), and are entitled to the benefit of the security afforded by the Mortgage.

          (3) The statements made in the Prospectus and the Prospectus Supplement under the captions "Description of the New G&R Bonds" and "Description of the New Bonds," respectively, insofar as they purport to constitute summaries of the documents referred to therein, constitute accurate summaries of the terms of such documents in all material respects.

          (4) The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

          (5) Except as to the financial statements and other financial or statistical data included or incorporated by reference therein, upon which we do not pass, the Registration Statement, at the time it became effective, and the Prospectus, at the time first filed with the Commission pursuant to Rule 424 under the Securities Act, complied as to form in all material respects with the applicable requirements of the Securities Act and (except with respect to the parts of the Registration Statement that constitute the statements of eligibility of the Trustees, upon which we are not passing) the Trust Indenture Act, and the applicable instructions, rules and regulations of the Commission thereunder or pursuant to said instructions, rules and regulations are deemed to comply therewith; and, with respect to the documents or portions thereof filed with the Commission pursuant to the Exchange Act, and incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3, such documents or portions thereof, on the date first filed with the Commission, complied as to form in all material respects with the applicable provisions of the Exchange Act, and the applicable instructions, rules and regulations of the Commission thereunder or pursuant to said instructions, rules and regulations are deemed to comply therewith; the Registration Statement has become and is effective under the Securities Act; and, to the best of our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for a stop order with respect thereto are pending or threatened under Section 8(d) of the Securities Act.

          (6) An appropriate resolution or resolutions have been entered by the Council of the City of New Orleans, Louisiana, authorizing the issuance and sale of the Bonds; to the best of our knowledge, said resolution or resolutions are in full force and effect; such resolution or resolutions are sufficient to authorize the issuance and sale of the Bonds by the Company pursuant to the Underwriting Agreement; and no further approval, authorization, consent or other order of any governmental body (other than in connection or compliance with the provisions of the securities or "blue sky" laws of any jurisdiction) is legally required to permit the issuance and sale of the Bonds by the Company pursuant to the Underwriting Agreement.

          In passing upon the forms of the Registration Statement and the Prospectus, we necessarily assume the correctness, completeness and fairness of the statements made by the Company and information included or incorporated by reference in the Registration Statement and the Prospectus and take no responsibility therefor, except insofar as such statements relate to us and as set forth in Paragraph 3 above. In connection with the preparation by the Company of the Registration Statement and the Prospectus, we have had discussions with certain of the Company's officers and representatives, with other counsel for the Company, with the independent certified public accountants of the Company who audited or reviewed the financial statements included or incorporated by reference in the Registration Statement, and with your representatives. Our review of the Registration Statement and the Prospectus and our discussions did not disclose to us any information which gives us reason to believe that the Registration Statement, at the Effective Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, at the time first filed with the Commission pursuant to Rule 424 under the Securities Act and at the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. We do not express any opinion or belief as to the financial statements or other financial or statistical data included or incorporated by reference in the Registration Statement or the Prospectus, as to the parts of the Registration Statement that constitute the statements of eligibility of the Trustees or as to the information contained in the Prospectus Supplement under the caption "Description of the New Bonds - Book-Entry G&R Bonds".

          We are members of the New York Bar and do not hold ourselves out as experts on the laws of any other state. As to all matters of Louisiana law, we have relied upon the opinion of even date herewith addressed to you by Monroe & Lemann (A Professional Corporation), of New Orleans, Louisiana, counsel for the Company. We have not examined into and are not passing upon matters relating to incorporation of the Company, titles to property, franchises or the lien of the Mortgage.

          The opinion set forth above is solely for the benefit of the addressee of this letter in connection with the Underwriting Agreement and the transactions contemplated thereunder, it is not being delivered for the benefit of, nor may it be relied upon by, the holders of the Bonds, and it may not be relied upon in any manner by any other person or for any other purpose, without our prior written consent, except that Monroe & Lemann, may rely on this opinion as to all matters of New York law in rendering its opinion required to be delivered under the Underwriting Agreement.


                                   Very truly yours,



                                   REID & PRIEST LLP

                                                        EXHIBIT C



      [Letterhead of Winthrop, Stimson, Putnam & Roberts]



                                                   April __, 1995

Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020

Ladies and Gentlemen:

          We have acted as counsel for you as the underwriter of $30,000,000 in aggregate principal amount of General and Refunding Mortgage Bonds, ____% Series due April 1, 2005 (the "Bonds"), issued by New Orleans Public Service Inc. (the "Company") under the Company's Mortgage and Deed of Trust, dated as of May 1, 1987, as heretofore amended and supplemented by all indentures amendatory thereof and supplemental thereto, including the Fifth Supplemental Indenture dated as of April 1, 1995 (said Mortgage and Deed of Trust as so amended and supplemented being hereinafter referred to as the "Mortgage"), pursuant to the agreement between you and the Company effective April __, 1995 (the "Underwriting Agreement").

          We are members of the New York Bar and, for purposes of this opinion, do not hold ourselves out as experts on the laws of any jurisdiction other than the State of New York and the United States of America. We have, with your consent, relied upon an opinion of even date herewith addressed to you by Monroe & Lemann (A Professional Corporation), of New Orleans, Louisiana, counsel for the Company, as to the matters covered in such opinion relating to Louisiana law. We have reviewed said opinion and believe that it is satisfactory. We have also reviewed the opinion of Reid & Priest LLP required by Section 7(d) of the Underwriting Agreement, and we believe said opinion to be satisfactory.

          We have also examined such documents and satisfied ourselves as to such other matters as we have deemed necessary in order to enable us to express this opinion. As to various questions of fact material to this opinion, we have relied upon representations of the Company and statements in the Registration Statement. In such examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, and the conformity to the originals of the documents submitted to us as certified or photostatic copies. We have not examined the Bonds, except a specimen thereof, and we have relied upon a certificate of Bank of Montreal Trust Company as to the authentication and delivery thereof. We have not examined into, and are expressing no opinion or belief as to matters relating to, incorporation of the Company, titles to property, franchises or the lien of the Mortgage. Capitalized terms used herein and not otherwise defined have the meanings ascribed to such terms in the Underwriting Agreement.

          Subject to the foregoing and to the further exceptions and qualifications set forth below, we are of the opinion that:

          (1) The Mortgage has been duly and validly authorized by all necessary corporate action on the part of the Company, has been duly and validly executed and delivered by the Company, is a legal, valid and binding instrument enforceable against the Company in accordance with its terms, except (i) as the same may be limited by the laws of the State of Louisiana, where the property covered thereby is located, affecting the remedies for the enforcement of the security provided for therein and (ii) as the same may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws affecting enforcement of mortgagees' and other creditors' rights and general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and is qualified under the Trust Indenture Act, and no proceedings to suspend such qualification have been instituted or, to our knowledge, threatened by the Commission.

          (2) The Bonds are legal, valid and binding obligations of the Company enforceable in accordance with their terms, except as limited by bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws affecting enforcement of mortgagees' and other creditors' rights and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law), and are entitled to the benefit of the security purported to be afforded by the Mortgage.

          (3) The statements made in the Prospectus and the Prospectus Supplement under the captions "Description of the New G&R Bonds" and "Description of the New Bonds," respectively, insofar as they purport to constitute summaries of the documents referred to therein, constitute accurate summaries of the terms of such documents in all material respects.

          (4) The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

          (5) An appropriate resolution or resolutions have been entered by the Council of the City of New Orleans, Louisiana, authorizing the issuance and sale of the Bonds; to the best of our knowledge, said resolution or resolutions are in full force and effect; such resolution or resolutions are sufficient to authorize the issuance and sale of the Bonds by the Company pursuant to the Underwriting Agreement; and no further approval, authorization, consent or other order of any governmental body (other than in connection or compliance with the provisions of the securities or "blue sky" laws of any jurisdiction) is legally required to permit the issuance and sale of the Bonds by the Company pursuant to the Underwriting Agreement.

          (6) Except in each case as to the financial statements and other financial or statistical data included or incorporated by reference therein, upon which we do not pass, the Registration Statement, at the time it became effective, and the Prospectus, at the time first filed with the Commission pursuant to Rule 424 under the Securities Act, complied as to form in all material respects with the applicable requirements of the Securities Act and (except with respect to the parts of the Registration Statement that constitute the statements of eligibility of the Trustees, upon which we are not passing) the Trust Indenture Act, and the applicable instructions, rules and regulations of the Commission thereunder or pursuant to said instructions, rules and regulations are deemed to comply therewith; and, with respect to the documents or portions thereof filed with the Commission pursuant to the Exchange Act, and incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3, such documents or portions thereof, on the date first filed with the Commission, complied as to form in all material respects with the applicable provisions of the Exchange Act, and the applicable instructions, rules and regulations of the Commission thereunder or pursuant to said instructions, rules and regulations are deemed to comply therewith; the Registration Statement has become and is effective under the Securities Act; and, to the best of our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for a stop order with respect thereto are pending or threatened under Section 8(d) of the Securities Act.

          In passing upon the forms of the Registration Statement and the Prospectus, we necessarily assume the correctness, completeness and fairness of the statements made by the Company and information included or incorporated by reference in the Registration Statement and the Prospectus and take no responsibility therefor, except insofar as such statements relate to us and as set forth in paragraph 3 above. In connection with the preparation by the Company of the Registration Statement and the Prospectus, we have had discussions with certain of the Company's officers and representatives, with counsel for the Company, with the independent certified public accountants of the Company who audited or reviewed the financial statements included or incorporated by reference in the Registration Statement, and with your representatives. Our review of the Registration Statement and the Prospectus and our discussions did not disclose to us any information that gives us reason to believe that the Registration Statement, at the Effective Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, at the time first filed with the Commission pursuant to Rule 424 under the Securities Act and at the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. We do not express any opinion or belief as to the financial statements or other financial or statistical data included or incorporated by reference in the Registration Statement or the Prospectus, as to the parts of the Registration Statement that constitute the statements of eligibility of the Trustees or as to the information contained in the Prospectus Supplement under the caption "Description of the New Bonds - Book-Entry G&R Bonds".

          This opinion is solely for the benefit of the addressee hereof in connection with the Underwriting Agreement and the transactions contemplated thereunder and may not be relied upon in any manner by any other person or for any other purpose, without our prior written consent.


                              Very truly yours,



                              WINTHROP, STIMSON, PUTNAM & ROBERTS

                                                        EXHIBIT D


           ITEMS PURSUANT TO SECTION 7(f)(iv) OF THE
            UNDERWRITING AGREEMENT FOR INCLUSION IN
         LETTER OF THE ACCOUNTANTS REFERRED TO THEREIN


Caption                     Pages     Items

FORM 10-K FOR THE YEAR
ENDED DECEMBER 31,
1994:

MANAGEMENT'S FINANCIAL       285      The amount of additional G&R Bonds
DISCUSSION AND                        or additional preferred stock
ANALYSIS--LIQUIDITY                   issuable by the Company as of
AND CAPITAL RESOURCES-                December 31, 1994 based upon the
- -NOPSI                                most restrictive applicable tests
                                      and assuming an annual interest or
                                      dividend rate of 9.25%.

SELECTED FINANCIAL           308      The amounts of operating revenues
DATA--FIVE YEAR                       by source for 1994.
COMPARISON--NOPSI